Property, Plant and Equipment - Property, Plant and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Sep. 30, 2013	Sep. 30, 2012
Property Plant And Equipment [Abstract]
Leasehold improvements	$ 12,603	$ 12,984	$ 12,168
Equipment and software	35,314	35,203	35,562
Total cost	47,917	48,187	47,730
Less: accumulated depreciation and amortization	(38,847)	(38,519)	(37,125)
Net Property, Plant and Equipment	$ 9,070	$ 9,668	$ 10,605